Exhibit (n)(3)

Schedule B

AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS (Classes of Shares)

November 17, 2008

	A	B	C	I	Advisers	R	S

Eaton Vance Growth Trust

Eaton Vance Asian Small Companies Fund	X	X	X	X

Eaton Vance-Atlanta Capital Large-Cap Growth Fund	X			X

Eaton Vance-Atlanta Capital SMID-Cap Fund	X			X

Eaton Vance Global Growth Fund	X	X	X	X

Eaton Vance Greater China Growth Fund	X	X	X	X

Eaton Vance Multi-Cap Growth Fund	X	X	X	X

Eaton Vance Worldwide Health Sciences Fund	X	X	X	X		X

Eaton Vance Investment Trust

Eaton Vance AMT-Free Limited Maturity Municipals Fund	X	X	X

Eaton Vance California Limited Maturity Municipals Fund	X	X	X

Eaton Vance Massachusetts Limited Maturity Municipals	X	X	X
Fund

Eaton Vance National Limited Maturity Municipals Fund	X	X	X

Eaton Vance New Jersey Limited Maturity Municipals Fund	X	X	X

Eaton Vance New York Limited Maturity Municipals Fund	X	X	X

Eaton Vance Ohio Limited Maturity Municipals Fund	X	X	X

Eaton Vance Pennsylvania Limited Maturity Municipals	X	X	X
Fund

Eaton Vance Municipals Trust

Eaton Vance Alabama Municipals Fund	X	X	X	X

Eaton Vance Arizona Municipals Fund	X	X	X

Eaton Vance Arkansas Municipals Fund	X	X	X

Eaton Vance California Municipals Fund	X	X	X	X

Eaton Vance Colorado Municipals Fund	X	X	X

Eaton Vance Connecticut Municipals Fund	X	X	X	X

Eaton Vance Georgia Municipals Fund	X	X	X	X

Eaton Vance Kentucky Municipals Fund	X	X	X

Eaton Vance Louisiana Municipals Fund	X	X	X

Eaton Vance Maryland Municipals Fund	X	X	X	X

Eaton Vance Massachusetts Municipals Fund	X	X	X	X

Eaton Vance Michigan Municipals Fund	X	X	X

Eaton Vance Minnesota Municipals Fund	X	X	X

Eaton Vance Mississippi Municipals Fund	X	X	X

Eaton Vance Missouri Municipals Fund	X	X	X

Eaton Vance National Municipals Fund	X	X	X	X

Eaton Vance New Jersey Municipals Fund	X	X	X	X

Eaton Vance New York Municipals Fund	X	X	X

Eaton Vance North Carolina Municipals Fund	X	X	X	X

	A	B	C	I	Advisers	R	S

Eaton Vance Municipals Trust cont’d

Eaton Vance Ohio Municipals Fund	X	X	X

Eaton Vance Oregon Municipals Fund	X	X	X

Eaton Vance Pennsylvania Municipals Fund	X	X	X	X

Eaton Vance Rhode Island Municipals Fund	X	X	X

Eaton Vance South Carolina Municipals Fund	X	X	X	X

Eaton Vance Tennessee Municipals Fund	X	X	X

Eaton Vance Virginia Municipals Fund	X	X	X	X

Eaton Vance West Virginia Municipals Fund	X	X	X

Eaton Vance Municipals Trust II

Eaton Vance Hawaii Insured Municipals Fund	X	X	X

Eaton Vance High Yield Municipals Fund	X	X	X	X

Eaton Vance Insured Municipals Fund	X	X	X

Eaton Vance Kansas Municipals Fund	X	X	X

Eaton Vance Tax-Advantaged Bond Strategies Fund	X		X	X

Eaton Vance Tax-Advantaged Treasury-Linked Strategies	X		X	X
Fund

Eaton Vance Mutual Funds Trust

Eaton Vance AMT-Free Municipal Bond Fund	X	X	X	X

Eaton Vance Cash Management Fund

Eaton Vance Diversified Income Fund	X	X	X

Eaton Vance Dividend Income Fund	X		X	X		X

Eaton Vance Emerging Markets Income Fund	X		X	X

Eaton Vance Equity Research Fund	X		X	X

Eaton Vance Floating-Rate Advantage Fund	X	X	X	X	X

Eaton Vance Floating-Rate Fund	X	X	X	X	X

Eaton Vance Floating-Rate & High Income Fund	X	X	X	X	X

Eaton Vance Global Macro Fund	X		X	X

Eaton Vance Government Obligations Fund	X	X	X			X

Eaton Vance High Income Fund	X	X	X

Eaton Vance International Equity Fund	X		X	X

Eaton Vance International Income Fund	X		X	X

Eaton Vance Low Duration Fund	X	X	X	X

Eaton Vance Money Market Fund

Eaton Vance Strategic Income Fund	X	X	X

Eaton Vance Structured Emerging Markets Fund	X		X	X

Eaton Vance Tax Free Reserves

Eaton Vance Tax-Managed Dividend Income Fund	X	X	X	X

Eaton Vance Tax-Managed Equity Asset Allocation Fund	X	X	X	X

Eaton Vance Tax-Managed Growth Fund 1.1	X	X	X	X			X

Eaton Vance Tax-Managed Growth Fund 1.2	X	X	X	X

Eaton Vance Tax-Managed International Equity Fund	X	X	X	X

Eaton Vance Tax-Managed Mid-Cap Core Fund	X	X	X	X

Eaton Vance Tax-Managed Multi-Cap Growth Fund	X	X	X

Eaton Vance Tax-Managed Small-Cap Fund	X	X	X

Eaton Vance Tax-Managed Small-Cap Value Fund	X	X	X	X

Eaton Vance Tax-Managed Value Fund	X	X	X	X

	A	B	C	I	Advisers	R	S

Eaton Vance Series Trust

Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II

Eaton Vance Income Fund of Boston	X	X	X	X		X

Eaton Vance Tax-Managed Emerging Markets Fund				X

Eaton Vance Special Investment Trust

Eaton Vance Balanced Fund	X	X	X	X

Eaton Vance Capital & Income Strategies Fund	X		X	X

Eaton Vance Dividend Builder Fund	X	X	X	X

Eaton Vance Emerging Markets Fund	X	X	X	X

Eaton Vance Enhanced Equity Option Income Fund	X		X	X

Eaton Vance Equity Asset Allocation Fund	X		X	X

Eaton Vance Greater India Fund	X	X	X	X

Eaton Vance Institutional Short Term Income Fund

Eaton Vance Institutional Short Term Treasury Fund

Eaton Vance Investment Grade Income Fund	X			X

Eaton Vance Large-Cap Growth Fund	X	X	X	X

Eaton Vance Large-Cap Value Fund	X	X	X	X		X

Eaton Vance Real Estate Fund				X

Eaton Vance Risk-Managed Equity Option Income Fund	X		X	X

Eaton Vance Small-Cap Fund	X	X	X	X

Eaton Vance Small-Cap Value Fund	X	X	X	X

Eaton Vance Special Equities Fund	X	X	X	X